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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 9, 2004
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                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
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                            (Commission File Number)

          Delaware                                           13-0853260
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(State or Other Jurisdiction                              (I.R.S. Employer
      of Incorporation)                                Identification Number)

 115 River Road, Building 10
    Edgewater, New Jersey                                       07020
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    (Address of Principal                                    (Zip Code)
     Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                          ---------------


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          (Former Name or Former Address, if Changed Since Last Report)



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SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

     During a review of the Company's financial results for the quarter ended September 25, 2004, Hanover Direct, Inc. discovered an error in the accounting treatment of discount obligations due to members of certain of the Company's buyer's club programs for three of its catalogs since 1998. The cumulative impact of this error as of September 25, 2004 is in the process of being estimated by the Company. However, it did result in the overstatement of revenues and the omission of the related liability for discount obligations for fiscal periods as early as 1998. The final determination of the error is subject to completion of the Company's currently ongoing review of the issue and the completion by its independent registered public accountants of their audit and review of the figures. Although the Company is currently assessing the materiality of the error on specific periods, management, after consultation with the Audit Committee of the Company's Board of Directors, determined that the anticipated impact of the cumulative adjustment would be significant to operating results in 2004. As a result, on November 9, 2004, management and the Audit Committee concluded that the Company's financial statements for the fiscal years ended December 25, 1999, December 30, 2000, December 29, 2001, December 28, 2002 and December 27, 2003 and the fiscal quarters ended March 29, 2003, June 28, 2003, September 27, 2003, March 27, 2004 and June 26, 2004 should no longer be relied upon and should be restated.

     On November 9, 2004, the Company's Audit Committee discussed the matters disclosed in this Item 4.02(a) with the Company's independent registered public accounting firm, KPMG LLP. KPMG LLP is currently reviewing the Company's revised financial statements and related footnote disclosure.

     The Company's decision to restate previously issued financial statements was based on its current assessment of the impact on its previously issued financial statements as well as the financial statements for the quarter ended September 25, 2004 and the full year ended December 25, 2004. The Company will file the restated audited financial statements and related auditors' report by amending its Annual Report on Form 10-K for the fiscal year ended December 27, 2003 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 27, 2004 and June 26, 2004.

     In addition, the Company will also make other adjustments to reflect the restatements previously disclosed in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2004 due to the revenue recognition cut-off issue it identified during the second quarter of 2004 that resulted in revenue being recorded in advance of the actual shipment of merchandise to the customer. The affected prior quarters' and annual periods' results were previously restated in this June 26, 2004 Quarterly Report on Form 10-Q.

     On November 10, 2004, the Company issued a press release announcing the restatement of its financial results for the years 1999, 2000, 2001, 2002 and 2003 and the first two quarters of 2004. A copy of the press release is furnished as Exhibit 20.1 to this Current Report on Form 8-K. This Current Report on Form 8-K and the press release contain statements intended as "forward-looking statements," which are subject to the cautionary statements about forward-looking statements set forth in the press release.

     The Company announced that it has filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission seeking to extend the deadline for filing its Quarterly Report on Form 10-Q for the fiscal quarter ended September 25, 2004 up to five calendar days. The Company
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requires additional time to calculate accurately the precise impact of the unearned discounts resulting in merchandise credits due to members of certain of the Company's buyer's club programs on the historical financial statements. The Company will file its Form 10-Q for the fiscal quarter ended September 25, 2004 as soon as it is able.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

   Exhibit 20.1 -- Press Release dated November 10, 2004 of Hanover Direct, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER DIRECT, INC.
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                                                      (Registrant)

November 10, 2004                        By: /s/ Charles E. Blue
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                                         Name:  Charles E. Blue
                                         Title: Senior Vice President and
                                                Chief Financial Officer